UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 29, 2013

Comp Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-174581	45-2972060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1100 Pedras Road
#B122
Turlock, CA 95382

 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (626) 227-1453

414 S. Almansor St.
Alhambra, CA 91801

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

We our corporate offices have been moved. Our new office address is:

1100 Pedras Road
#B122
Turlock, CA 95382

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMP SERVICES, INC.

/s/ Gabriel Mendez
Gabriel Mendez
Chief Executive Officer
Date: July 9, 2013